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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 11, 1998

                            GETCHELL GOLD CORPORATION
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             (Exact name of registrant as specified in its charter)

   Delaware                          0-16484                         64-0748908
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  (State of                  (Commission File Number)              (IRS Employer
  Incorporation)                                             Identification No.)


         5460 South Quebec Street, Suite 240, Englewood, Colorado 80111
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               (Address of principal executive offices) (Zip Code)

                                 (303) 771-9000
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              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (former name or former address, if changed since last report)



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Item 5.   Other Events.

                  On December 11, 1998, Getchell Gold Corporation, a Delaware corporation (the "Company"), Placer Dome Inc., a corporation amalgamated under the Canada Business Corporation Act ("Placer"), and Bullion Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Placer ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Agreement"), pursuant to which Merger Sub will be merged (the "Merger") with and into the Company, with the Company surviving the Merger and becoming a wholly owned subsidiary of Placer. Under the terms of the Agreement, each issued and outstanding share of the Company common stock, other than shares owned by Placer or the Company, will be converted into 2.45 shares of Placer common stock. The Agreement is filed as
Exhibit 2.1 hereto and is incorporated herein by reference.

                  In connection with the Agreement, on December 11, 1998, the Company amended its Rights Agreement dated as of December 31, 1996 (the "Rights Agreement"), between the Company and Harris Trust and Savings Bank in order to render the Rights inapplicable to the Merger and other transactions contemplated by the Merger Agreement. A copy of the Rights Agreement Amendment is attached hereto as Exhibit 4.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c) The following exhibits are filed as part of this Report:

                 2.1 Agreement and Plan of Merger dated as of December 11, 1998 among Placer Dome Inc., Bullion Acquisition Corp. and Getchell Gold Corporation.

                 4.1 Rights Agreement Amendment dated as of December 11, 1998 between Getchell Gold Corporation and Harris Trust and Savings Bank.

                 99.1 Joint Press Release of Getchell Gold Corporation and Placer Dome Inc. dated December 13, 1998.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 15, 1998

                                   GETCHELL GOLD CORPORATION



                                   By: /s/ Donald S. Robson
                                      ---------------------------------------
                                      Name:   Donald S. Robson
                                      Title:  Vice President, Chief Financial
                                              Officer & Secretary




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                                  EXHIBIT INDEX

Exhibits.
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
2.1     Agreement and Plan of Merger dated as of December 11, 1998 among Placer
        Dome Inc., Bullion Acquisition Corp. and Getchell Gold Corporation.

4.1     Rights Agreement Amendment dated as of December 11, 1998 between
        Getchell Gold Corporation and Harris Trust and Savings Bank.

99.1    Joint Press Release of Getchell Gold Corporation and Placer Dome Inc.
        dated December 13, 1998.



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